As filed with the Securities and Exchange Commission on February 28, 2023
1933 Act File No. 333-114371
1940 Act File No. 811-21556

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	33	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	34	[	X	]

(Check appropriate box or boxes.)

PERRITT FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

300 South Wacker Drive
Suite 600
Chicago, Illinois 60606
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (312) 669-1650

Michael J. Corbett
300 South Wacker Drive
Suite 600
Chicago, Illinois 60606
(Name and Address of Agent for Service)
Copy to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on February 28, 2023 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

MicroCap Opportunities Fund (PRCGX)
Ultra MicroCap Fund (PREOX)
PROSPECTUS

The Perritt MicroCap Opportunities Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. In view of this, the Perritt MicroCap Opportunities Fund may be subject to above-average risk.
The Perritt Ultra MicroCap Fund
is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase. In view of this, the Perritt Ultra MicroCap Fund may be subject to above-average risk.
Please read this Prospectus, paying particular attention to the risks involved, and keep it for further reference. It contains important information about the Funds, their investments and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt Funds, Inc.
300 South Wacker Drive, Suite 600
Chicago, Illinois 60606
To request the Funds’ current Prospectus or Statement of Additional Information, call: (800) 332-3133
Website: www.perrittcap.com
Prospectus
February 28, 2023

Summary Section
Perritt MicroCap Opportunities Fund
Investment Objective: The Perritt MicroCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.56%
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856
Portfolio Turnover: The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.0% of the average value of its portfolio.
Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks. Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:
•Have demonstrated above-average growth in revenues and/or earnings;
•Possess relatively low levels of long-term debt;

•Have a high percentage of their shares owned by company management; and
•Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.
At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.
Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.
The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
•Common Stocks: Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases such as the COVID-19 pandemic, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.

•Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the industrials sector, and the Fund’s performance is therefore affected by developments in this sector. The industrials sector consists of companies that may be particularly impacted by government regulation in the U.S. and elsewhere, as well as geopolitical events and economic conditions. In addition, companies in the industrials sector may be particularly impacted by litigation and threatened litigation, labor disputes and foreign exchange rates.
•Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.
•Market Risk: The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.
•Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.
•Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
•Interest Rate Risk: As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund's investments, and therefore Fund performance may be adversely affected.
•Market Disruption and Geopolitical Risk: The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, Fund performance.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. The Fund is the successor to the investment performance of Perritt MicroCap

Opportunities Fund, Inc. (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on February 28, 2013. Accordingly, the performance information shown below for periods on or prior to February 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was also advised by Perritt Capital Management, Inc. and had the same investment objective and strategies as the Fund. Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Perritt MicroCap Opportunities Fund
Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return		Lowest Quarterly Return
28.39%	(December 31, 2020)	-36.96%	(March 31, 2020)
Average Annual Total Returns For the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	-16.06%	1.60%	7.20%
Return After Taxes on Distributions	-16.68%	-0.04%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares	-9.05%	1.13%	5.59%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-20.44%	4.13%	9.01%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-21.96%	3.69%	8.86%
We use the Russell Microcap® Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on

Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.
Management:
Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (“Adviser”) for the Fund.
Portfolio Manager: Michael Corbett is responsible for the day-to-day management of the Fund’s portfolio. Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Predecessor Fund since 1996.
Purchase, Sale and Exchange of Fund Shares: You may purchase, redeem, and exchange Fund shares on any business day by written request via mail (Perritt MicroCap Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary. You may also purchase, redeem and exchange additional Fund shares through the Internet at www.perrittcap.com. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$50
Automatic Investment Plan:	$50
Individual Retirement Account:	$250
Tax Deferred Retirement Account:	$250
Uniform Gifts to Minors Act:	$250
Dividend Reinvestment:	None
Tax Information: The Fund’s distributions generally will be taxable to you as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Perritt Ultra MicroCap Fund
Investment Objective: The Perritt Ultra MicroCap Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.41%
Total Annual Fund Operating Expenses	2.66%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$269	$826	$1,410	$2,993
Portfolio Turnover: The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.4% of the average value of its portfolio.
Principal Investment Strategies: The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The micro-cap companies in which the Fund may invest include “early stage” micro-cap companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million.

Micro-cap companies represent the smallest sector of public companies based on market capitalization. Normally, the micro-cap companies in which the Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.
The Fund’s investment adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the adviser believes offer significant potential for stock price appreciation. In addition, the adviser seeks to invest in companies with the following attributes:
•Have a high percentage of their shares owned by company management;
•Possess relatively low levels of long-term debt;
•Have a potential for above-average growth in revenues and/or earnings; and
•Possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.
At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.
Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s size has expanded beyond the point where it can no longer be considered a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Fund’s investment adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued; or (4) the Fund’s investment adviser believes that another stock has better investment potential.
The Ultra MicroCap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
•Common Stocks: Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases such as the COVID-19 pandemic, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.

•Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.
•Early Stage Companies: Early stage companies are subject to the same risks as micro-cap companies. In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. Early stage companies may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.
•Market Risk: The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.
•Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the information technology sector, and the Fund’s performance is therefore affected by developments in this sector. Information technology companies may be particularly impacted by rapid changes in technology product cycles, product obsolescence, government regulation, and competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology may be more volatile than the overall market.
•Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.
•Tax Law Change Risk: All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors, which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
•Interest Rate Risk: As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund's investments, and therefore Fund performance may be adversely affected.
•Market Disruption and Geopolitical Risk: The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, Fund performance.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell Microcap® Index. Updated performance information is available on the Fund’s website at www.perrittcap.com or by calling the Fund toll-free at 1-800-332-3133. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Perritt Ultra MicroCap Fund
Year-by-Year Total Returns as of December 31
During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Highest Quarterly Return		Lowest Quarterly Return
30.69%	(March 31, 2021)	-29.49%	(March 31, 2020)

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Perritt Ultra MicroCap Fund
Return Before Taxes	-25.76%	0.61%	7.85%
Return After Taxes on Distributions	-25.97%	-0.12%	6.63%
Return After Taxes on Distributions and Sale of Fund Shares	-15.10%	0.49%	6.26%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	9.01%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-21.96%	3.69%	8.86%
We use the Russell Microcap® Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.
Management:
Investment Adviser: Perritt Capital Management, Inc. is the investment adviser (“Adviser”) for the Fund.
Portfolio Manager: Michael Corbett and Matthew Brackmann are responsible for the day-to-day management of the Fund’s portfolio. Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since the Fund’s inception in 2004. Mr. Brackmann is Director of Trading at the Adviser and joined Mr. Corbett as Co-Portfolio Manager of the Fund in 2014.
Purchase, Sale and Exchange of Fund Shares: You may purchase, redeem and exchange Fund shares on any business day by written request via mail (Perritt Ultra MicroCap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-332-3133, or through a financial intermediary. You may also purchase and redeem additional Fund shares through the Internet at www.perrittcap.com. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The following are the minimum investment requirements for investing in the Fund:

Initial Purchase:	$1,000
Additional Purchase:	$50
Automatic Investment Plan:	$50
Individual Retirement Account:	$250
Tax Deferred Retirement Account:	$250
Uniform Gifts to Minors Act:	$250
Dividend Reinvestment:	None
Tax Information: The Fund’s distributions generally will be taxable to you as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about the Funds’ Investment Strategies
and Disclosure of Portfolio Holdings
Investment Objective and Strategies
The Funds’ investment objective of long-term capital appreciation is a non-fundamental policy and may be changed without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds might not appreciate and investors may lose money.
Perritt MicroCap Opportunities Fund
Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase. If the MicroCap Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.
Principal Investment Strategies
The MicroCap Fund normally invests in common stocks of companies with market capitalizations (share price multiplied by number of shares outstanding) below $500 million at the time of initial purchase. The current income return of the MicroCap Fund is expected to be low (or non-existent) because micro-cap and small capitalization companies frequently need to retain all or most of their profits to finance growth.
Buying Stocks. When selecting stocks for the MicroCap Fund’s portfolio, the Adviser utilizes a computer database of approximately 10,000 nationally traded companies. This list is initially narrowed to the stocks of companies with market capitalizations less than $500 million. This process reduces the investment universe to approximately 3,000 companies. Stocks meeting these general selection criteria are subjected to a proprietary nine-step scoring system based on an analysis of both the company’s balance sheet and income statement. Stocks selected for purchase will generally possess above-average scores generated by this system.
The MicroCap Fund’s portfolio generally contains both “growth” and “value” stocks. Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy. These stocks generally are priced at relatively high multiples of revenues, earnings, and book values. Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price-to-revenues ratio that is below 1.0.
Under normal circumstances the MicroCap Fund seeks to keep its annual portfolio turnover ratio under 50%. The annual portfolio turnover ratio indicates changes in the MicroCap Fund’s portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The MicroCap Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years. During the last five fiscal years, the MicroCap Fund’s annual portfolio turnover rate has averaged 16.2%.
Selling Stocks. The MicroCap Fund diversifies its investments. At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the MicroCap Fund’s assets. Stocks periodically will be sold for several reasons. These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Adviser believes the company’s stock is significantly overvalued.
Non-Principal Investment Strategies
The MicroCap Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. This means the MicroCap Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper). The MicroCap Fund may not achieve its investment objective when it takes a temporary defensive position. When the MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
The MicroCap Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs are registered investment companies that are bought and sold on a securities exchange. Most ETFs represent a fixed portfolio of securities designed to track a particular market index. Typically, the MicroCap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which they invest, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the MicroCap Fund will indirectly bear its proportionate share of these costs. Subject to certain exceptions, the MicroCap Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF; (b) securities issued by an ETF having an aggregate value in excess of 5% of the Fund’s total assets; or (c) securities issued by an ETF and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Fund’s total assets.
Principal Risks
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the industrials sector, and the Fund’s performance is therefore affected by developments in this sector. The industrials sector consists of companies that may be particularly impacted by government regulation in the U.S. and elsewhere, as well as geopolitical events and economic conditions. In addition, companies in the industrials sector may be particularly impacted by litigation and threatened litigation, labor disputes and foreign exchange rates.
Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.
Market Risk: The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.
Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.
Interest Rate Risk: As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund's investments, and therefore Fund performance may be adversely affected.
Market Disruption and Geopolitical Risk: The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, Fund performance.
Non-Principal Risks
Investment Company Securities Risk: When the Fund invests in another investment company (including an ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by the other investment company’s losses and the level of risk arising from its investment practices (such as the use of leverage). The Fund has no control over the risks taken by the other investment company.
ETF Risk: In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).
The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.
An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.
Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the investment adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Perritt Ultra MicroCap Fund
Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”) has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase. If the Ultra MicroCap Fund decides to change this policy, it will provide at least a sixty (60) day written notice of its decision to shareholders.
Principal Investment Strategies

Micro-cap companies represent the smallest sector of public companies based on market capitalization. Normally, the micro-cap companies in which the Ultra MicroCap Fund invests are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.
The Adviser uses fundamental analysis to look for stocks of micro-cap companies that appear to have the potential for more rapid price appreciation than other micro-cap stocks and the overall stock market in general. The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Ultra MicroCap Fund. This means the Adviser bases investment decisions on company specific factors, not general economic conditions.
Buying Stocks. The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management. Stocks meeting the Ultra MicroCap Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement. Stocks selected for purchase will generally possess above-average scores generated by this system. In general, the Adviser focuses on very small companies based on their market capitalizations. Investors should expect the Ultra MicroCap Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.
Although it seeks to invest for the long term, the Ultra MicroCap Fund retains the right to sell securities irrespective of how long they have been held. It is expected, though not assured, that the annual portfolio turnover rate of the Ultra MicroCap Fund will not typically exceed 100%. A turnover rate of 100% would occur, for example, if all of the Ultra MicroCap Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Ultra MicroCap Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Ultra MicroCap Fund’s total return. High portfolio turnover could also result in the payment by Ultra MicroCap Fund shareholders of increased taxes on realized gains. During the last five fiscal years, the Ultra MicroCap Fund’s annual portfolio turnover rate has averaged 26.6%.
Selling Stocks. Although the Ultra MicroCap Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s size has expanded beyond the point where it can no longer be considered to be a small capitalization company; (2) a company’s financial condition deteriorates to the point that, in the opinion of the Adviser, the company’s future growth prospects are impaired; (3) a company’s valuation multiples such as price-to-sales ratio, price-to-earnings ratio, or price-to-book value ratio expand to the point that the Adviser believes the company’s stock is significantly overvalued; or (4) the Adviser believes that another stock has better investment potential.
Non-Principal Investment Strategies
Ordinarily, the Adviser intends to keep the portfolio fully invested in micro-cap stocks. However, the Ultra MicroCap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Ultra MicroCap Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Ultra MicroCap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Ultra MicroCap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Ultra MicroCap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

The Ultra MicroCap Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are registered investment companies that are bought and sold on a securities exchange. Most ETFs represent a fixed portfolio of securities designed to track a particular market index. Typically, the Ultra MicroCap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Ultra MicroCap Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which they invest, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Ultra MicroCap Fund will indirectly bear its proportionate share of these costs. Generally, the Ultra MicroCap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Ultra MicroCap Fund typically invests. If greater liquidity is desired, then the Ultra MicroCap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index (S&P 500®) and the Standard & Poor’s 400® MidCap Index. Subject to certain exceptions, the Ultra MicroCap Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF; (b) securities issued by an ETF having an aggregate value in excess of 5% of the Ultra MicroCap Fund’s total assets; or (c) securities issued by an ETF and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Ultra MicroCap Fund’s total assets.
Principal Risks
Common Stocks: Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
Micro-Cap & Small Capitalization Companies: Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.
Early Stage Companies: Early stage companies are subject to the same risks as micro-cap companies. In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. Early stage companies may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Market Risk: The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.
Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the information technology sector, and the Fund’s performance is therefore affected by developments in this sector. Information technology companies may be particularly impacted by rapid changes in technology product cycles, product obsolescence, government regulation, and competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology may be more volatile than the overall market.
Manager Risk: The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.
Interest Rate Risk: As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund's investments, and therefore Fund performance may be adversely affected.
Market Disruption and Geopolitical Risk: The Russian military invasion of Ukraine in February 2022 and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, Fund performance.
Non-Principal Risks
Investment Company Securities Risk: When the Fund invests in another investment company (including an ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by the other investment company’s losses and the level of risk arising from its investment practices (such as the use of leverage). The Fund has no control over the risks taken by the other investment company.
ETF Risk: In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).
The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.
An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.
Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the investment adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Redemption/Exchange Fee
The Funds are designed for investors with a long-term investment perspective and are not suitable for investors who attempt to profit from short-term market swings. In fact, the Funds assess a 2% redemption/exchange fee for shares held ninety (90) days or less in an attempt to deter “market timing” investors from investing in the Funds. See the disclosure under the heading “Redeeming and Exchanging Shares - Frequent Purchases and Redemptions of Fund Shares” for a more detailed discussion of the redemption fee. The Funds are also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in stocks of micro-cap and small capitalization companies. Furthermore, there is no assurance that the objectives of the Funds will be realized or that any income will be earned. Since the Funds’ share price may fall below the initial purchase price, investors in the Funds may lose a portion of their investment capital.

Disclosure of Portfolio Holdings of the Funds
The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, contains a description of each Fund’s policies and procedures regarding disclosure of its portfolio holdings. The Funds may, from time to time, make available portfolio holdings information on the Funds’ website at www.perrittcap.com.
Management of the Funds
Perritt Capital Management, Inc. serves as each Fund’s investment adviser. The Adviser is located at 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, and currently serves as investment adviser to the MicroCap Fund pursuant to an investment advisory agreement dated February 28, 2013, and as investment adviser to the Ultra MicroCap Fund pursuant to an investment advisory agreement dated October 10, 2010. The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been serving as an investment adviser to registered investment companies since the formation of the predecessor MicroCap Fund in 1987. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). IIS was organized in 1983. Michael J. Corbett, President of the Adviser, owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser. As of December 31, 2022, the Adviser had approximately $246.8 million in assets under management.
As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which to sell. Under an investment advisory agreement for the MicroCap Fund, the MicroCap Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. For the fiscal year ended October 31, 2022, the Adviser received an advisory fee at an annual rate of the MicroCap Fund’s average annual daily net assets of 1.00%.
Under an investment advisory agreement for the Ultra MicroCap Fund, the Ultra MicroCap Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million. For the fiscal year ended October 31, 2022, the Adviser received an advisory fee at an annual rate of the Ultra MicroCap Fund’s average annual daily net assets of 1.25%.
A discussion regarding the basis for the Board of Directors approval of the investment advisory agreement for each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the most recent period ended April 30.
Michael Corbett is responsible for the day-to-day management of the Funds. Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University. Mr. Corbett has been a Portfolio Manager for the MicroCap Fund since 1996, the Ultra MicroCap Fund since its inception in 2004, and the Predecessor since 2012.
Matthew Brackmann is jointly responsible for the day-to-day management of the Ultra MicroCap Fund’s portfolio with Mr. Corbett. Mr. Brackmann joined the Adviser as a research analyst in 2004, and was named Director of Trading in 2012. Mr. Brackmann received his B.A. in Finance from the University of Iowa in 2004 and is a Level 3 CFA Charter candidate. In 2014, Mr. Brackmann joined Mr. Corbett as Co-Portfolio Manager to the Ultra MicroCap Fund.

The SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds that they manage.
Share Prices of the Funds
The price at which investors purchase shares of the Funds and at which shareholders redeem or exchange shares of the Funds is called the net asset value (“NAV”). The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. If the NYSE is not open, then the Funds do not determine their net asset value, and investors may not purchase or redeem shares of the Funds. The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, the Funds shall determine their net asset value as of that time. The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).
Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined in good faith by the Adviser, as the Funds’ valuation designee under Rule 2a-5 of the Investment Company Act, using fair value methodologies established by the Adviser. The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost, as long as the Adviser determines that amortized cost approximates the fair value of the instruments under its fair value methodologies. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Ultra MicroCap Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which each Fund determines its NAV per share.
Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Funds may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current NAV of the Funds may fluctuate significantly. In addition, the Funds may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.
The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order (i.e., the request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. The Funds will process purchase orders, redemption orders and exchange orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open. A purchase, redemption or exchange order is in “good order” when a Fund or your servicing agent receives properly completed and signed documents.

Purchasing Shares
How to Open an Account and Make Purchases by Mail and Wire
1.Read this Prospectus very carefully before you invest.
2.Share purchase applications can be obtained by calling 1-800-332-3133, or by visiting the Funds’ website at www.perrittcap.com.
3.Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$50
Automatic Investment Plan:	$50
Individual Retirement Account:	$250
Tax Deferred Retirement Account:	$250
Uniform Gifts to Minors Act:	$250
Dividend Reinvestment:	None
The Funds may change minimum investment requirements at any time.
4.The Funds will not accept payment in cash or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Ultra MicroCap Fund”, or U.S. Bancorp Fund Services, LLC, doing business as “U.S. Bank Global Fund Services” as the Funds’ transfer agent (the “Transfer Agent”). All checks must be in U.S. Dollars drawn on a domestic financial institution and must be payable in U.S. dollars. The Funds are unable to accept post-dated checks or any conditional order or payment. The Transfer Agent will charge a $25 service fee when a check is returned. The shareholder will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares.
5.Mail the application and check to:

By First Class Mail	By Overnight or Express Mail

Perritt Funds, Inc.	Perritt Funds, Inc.
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service to the Post Office Box address.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire
6.If you are making your first investment in the Funds by wire, please call 1-800-332-3133 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile. You can mail or overnight deliver your completed application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, your name, and your account number so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:    Perritt Funds, Inc. [Insert Fund Name]
(Shareholder name, Shareholder Account #)
Subsequent Investments by Wire
7.Please call 1-800-332-3133 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Purchases through Financial Service Agents
Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.
The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:
•Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.
•Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.
•Charge their customers fees for the services they provide. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made.
•Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.
•Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.
If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.
How to make Subsequent Investments in the Funds
Mail or Wire
To make a subsequent investment in a Fund, see the instructions above under “How to Open an Account and Make Purchases by Mail and Wire.”
Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Transfer Agent at 1-800-332-3133 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent five (5) days prior to the effective date.
Telephone Purchases
The telephone purchase option may not be used for initial purchases of the Funds’ shares, but may be used for subsequent purchases. The telephone purchase option allows you to make subsequent investments directly from a bank checking or savings account. The telephone purchase option will be established on your account unless you declined telephone options on the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This first telephone purchase can occur no earlier than seven (7) business days after the account is open. To have Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one (1) business day. Telephone purchases may be made by calling 1-800-332-3133. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
If you have already opened an account, you may request this option by sending the Transfer Agent the “Telephone Option” form available on the Funds’ website (www.perrittcap.com). If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.
Internet Purchases
After your account is established, you may set up a password by logging onto the Funds’ website (www.perrittcap.com). This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network. Please make sure that your Fund account is set up with bank account instructions and that your bank is an ACH member. You must have indicated on your application that telephone transactions are authorized and also have provided a voided check or savings deposit slip with which to establish your bank account instructions in order to complete Internet transactions.
For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them. If an account has more than one owner or authorized person, the Funds will accept Internet instructions from any one owner or authorized person.
Telephone and Electronic Transactions
During periods of high market activity, shareholders may encounter higher than usual call waits. Further, it may be difficult to reach the Funds by telephone or via the Internet during periods of unusual market activity. Please allow sufficient time to place your telephone transaction. If you are unable to reach a representative by telephone, you may have to send written instructions.
Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone or Internet transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification or personalized security codes or other information prior to acting upon the telephone or Internet instructions and recording all telephone calls.
Once a telephone or Internet transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Funds will accept telephone and Internet instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Funds
Each Fund may reject any share purchase application or any purchase for any reason. Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.
The Funds will not issue certificates evidencing shares purchased. Each Fund will send investors a written confirmation for all purchases of shares.
Each Fund offers the following retirement plans:
•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP-IRA
•SIMPLE IRA
Fees for these accounts consist of an annual maintenance fee of $15 and $25 per withdrawal. Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.
Investors can obtain further information about the retirement plans by calling the Funds at 1‑800-332-3133. The Funds recommend that investors consult with a competent financial and tax adviser regarding the retirement plans before investing through these plans.
Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
Redeeming and Exchanging Shares
Shareholders may redeem (sell) their shares at any time. The redemption price you receive will be equal to the NAV next determined after the Transfer Agent receives a request for redemption in good order. The value of your shares on redemption may be more or less than their original cost. A redemption fee of 2% of the amount of the redemption is generally applicable for shares held ninety (90) days or less. Requests for redemption by telegram will not be honored. Questions regarding the proper form of redemption requests should be directed to the Transfer Agent at 1-800-332-3133.
How to Redeem Fund Shares
Redeeming Shares In Writing:
1.Prepare a letter of instruction containing:
•The name of the Fund or Funds;
•Account number(s);
•The amount of money or number of shares being redeemed;
•The names on the account;
•Daytime telephone number; and

•Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Transfer Agent in advance at 1-800-332-3133, if you have any questions.
2.Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.
3.A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•The redemption request exceeds $50,000;
•The redemption proceeds are payable or sent to any person, address or bank account not on record;
•The redemption request is received within fifteen (15) calendar days of an address change; or
•You are changing ownership on an account.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation. The Funds reserve the right to waive any signature requirement at their discretion.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (STAMP). A notarized signature is not an acceptable signature guarantor. The Funds reserve the right to waive any signature requirement at their discretion.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.
4.Written redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding federal income tax withholding. Written redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.
5.Send the letter containing redemption instructions to:

By First Class Mail	By Overnight or Express Mail

Perritt Funds, Inc.	Perritt Funds, Inc.
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
Please do not mail letters by overnight delivery service to the Post Office Box address.

How to Redeem Fund Shares Through Telephone/Online Privileges
Unless you declined the telephone redemption option or have not set up the Internet redemption option on your account, you may redeem up to $50,000 per day by calling 1-800-332-3133 or visiting the Funds’ website at www.perrittcap.com. Shares held by retirement plans may not be redeemed by telephone or online. You may elect to have telephone redemption proceeds sent by check to your address of record, by wire to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network to your pre-determined bank account. Proceeds may be wired and are subject to a $15 fee paid by the investor. You do not incur any charge for proceeds sent via the ACH system and credit is usually available within 2-3 days.
How to Redeem Fund Shares Through Servicing Agents
If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent. Contact your Servicing Agent for instructions on how to do so.
Redemption Price
•The redemption price per share you receive for redemption requests is the next determined NAV after the Transfer Agent receives your written request in good order with all required information; or
•If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.
Payment of Redemption Proceeds
•If you redeem shares by mail, the Transfer Agent will normally mail a check in the amount of the redemption proceeds no later than the seventh (7th) day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account within seven (7) days, if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. If any portion of the shares to be redeemed represents an investment made by check or an electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected. This may take up to twelve (12) calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.
•If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.
•Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are insufficient to meet redemption requests, a Fund may choose to borrow money through the Funds’ bank line of credit. A Fund may also choose to sell portfolio securities to meet redemption requests, if consistent with the management of such Fund. These methods will be used regularly and may also be used in stressed market conditions.

Other Redemption Considerations
The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a particular amount be sent to them each month, calendar quarter, or annually. Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network. To establish a SWP, your account must have a value of at least $10,000, and the minimum withdrawal amount is $250. You may elect to modify or terminate your participation in this SWP at any time by contacting the Transfer Agent at least five (5) days prior to the next scheduled withdrawal. For more information on a SWP please see the Funds’ SAI or contact the Transfer Agent.
When redeeming shares of the Funds, shareholders should consider the following:
•The redemption may result in a taxable gain or loss.
•As permitted by the Investment Company Act of 1940, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven (7) days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.
•If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase has been collected. This may take up to twelve (12) calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.
•The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.
•A Fund may pay redemption requests “in kind.”  This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash. The Funds may do so in the form of pro-rata slices of a Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.
How to Exchange Shares
You may exchange shares of identically registered accounts between the MicroCap Fund and the Ultra MicroCap Fund, provided that you meet each Fund’s minimum initial investment requirement. Before exchanging your shares, you should first carefully read the appropriate sections of this Prospectus for the new Fund and consider the tax consequences if yours is a taxable account. When you exchange shares, you are redeeming your shares in one Fund and buying shares of the other Fund. Shares redeemed in an exchange transaction will be treated as a sale of the Fund’s shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return. This concern does not apply to IRA or other tax exempt accounts.
After the exchange, the account from which the exchange is made must have a remaining balance of at least $500 for the MicroCap Fund, or $1,000 for the Ultra MicroCap Fund, in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

You may exchange Fund shares by calling Shareholder Services at 800-332-3133 prior to the close of trading on the NYSE, generally 3:00 p.m. Central Time on any day the NYSE is open for regular trading. The Transfer Agent will charge a $5 fee for each telephone exchange. To exchange shares via mail, you may submit a signed letter of instruction. There is no $5 charge to exchange shares if your request is in writing. All registered account holders must sign the request.
If you exchange Fund shares ninety (90) days or less from the date of purchase, you will generally be charged a redemption fee of 2% of the amount exchanged.
Small Accounts and Involuntary Redemption
The Funds’ account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Ultra MicroCap Fund. The Funds will notify you in writing before your account is closed and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Ultra MicroCap Fund to bring the balance up to the required level.
In addition to the ability to redeem shares in connection with the closing of small accounts, as discussed above, the Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Board of Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-800-332-3133 (toll free) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Frequent Purchases and Redemptions of Fund Shares
Frequent purchases and redemptions/exchanges of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”). The market timing policy does not apply to each Fund’s SWP.

The Fund discourages frequent purchases and redemptions of Fund shares by shareholders of the Fund. Under the market timing policy, in order to deter market timers and excessive trading, each Fund imposes a 2% redemption/exchange fee on the value of shares redeemed ninety (90) days or less after the date of purchase (any proceeds of the fee are paid to the Fund). The redemption/exchange fee does not apply to shares acquired through the reinvestment of dividends and capital gains, nor to shares redeemed through a SWP. The Funds reserve the right to waive the redemption/exchange fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to a Fund or its shareholders and which do not indicate market timing strategies. In addition to the redemption fee, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.
In calculating whether redemption of a Fund’s shares is subject to the redemption/exchange fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.
Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.
The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices.
If suspicious trading patterns are detected in an Omnibus Account, the relevant Fund will request information from the financial intermediary concerning trades placed in the Omnibus Account. The Fund will use this information to monitor trading in the Fund and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Fund. In considering an investor’s trading activity, the relevant Fund may consider, among other factors, the investor’s trading history, both directly and, if known, through intermediaries, in the Funds. If a Fund detects such activity, then the Fund may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, a Fund may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.
Household Delivery of Shareholder Documents
Only one shareholder document, including prospectuses, shareholder reports, notices and proxy statements, will be sent to shareholders who have the same address on record for their Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call the Funds at 1-800-332-3133. The Funds will begin sending your additional copies free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Distributions and Taxes
Each Fund distributes substantially all of its net investment income and capital gains annually. Distributions are generally made in December. Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and/or distributions in cash. You may make this election on the share purchase application or by writing to the Transfer Agent. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least five days prior to the record date of the next distribution. If an investor elects to receive distributions and/or dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of a Fund until an updated address is received.
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated, and intends to qualify each year as, a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income, dividend income, or long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if an when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.
The Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.
In general, when a shareholder sells shares of a Fund, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.
Anti-Money Laundering Program
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti‑Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Please contact the Transfer Agent at 1‑800‑332‑3133, if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-332-3133.
Index Descriptions
The Russell 2000® Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The index reflects no deductions for expenses or taxes. A direct investment in an index is not possible. The Russell 2000® Index and the Russell 3000® Index are each a trademark of the Frank Russell Company. The Russell 2000® Index is used herein for comparative purposes in accordance with SEC regulations.
The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000® Index based on a combination of their market cap and current index membership plus the next 1,000 smallest eligible securities by market cap. The index reflects no deductions for expenses or taxes. A direct investment in an index is not possible. The Russell Microcap® Index and the Russell 2000® Index are each a trademark of the Frank Russell Company. The Russell Microcap® Index is used herein for comparative purposes in accordance with SEC regulations.

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years. The financial information presented for the MicroCap Opportunities Fund is that of the Predecessor Fund. The MicroCap Opportunities Fund is the accounting successor to the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the MicroCap Opportunities Fund after the close of business on February 28, 2013. The MicroCap Opportunities Fund has adopted the Financial Statements of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information was audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.

Perritt MicroCap Opportunities Fund
For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.02	$19.51	$23.12	$28.17	$38.59
Income/(loss) from investment operations:
Net investment loss[2]	(0.11)	(0.15)	(0.15)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	(3.95)	12.66	(2.66)	(1.74)	(1.83)
Total from investment operations	(4.06)	12.51	(2.81)	(1.85)	(2.03)
Less dividends and distributions:
From net realized gains	(4.28)	—	(0.80)	(3.20)	(8.39)
Total dividends and distributions	(4.28)	—	(0.80)	(3.20)	(8.39)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.68	$32.02	$19.51	$23.12	$28.17
Total return[1]	(14.95%)	64.12%	(12.46%)	(6.80%)	(5.89%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$54,739	$72,496	$52,756	$107,875	$160,698
Ratio of net expenses to average net assets	1.56%	1.56%	1.64%	1.38%	1.28%
Ratio of net investment loss to average net assets	(0.43%)	(0.53%)	(0.73%)	(0.48%)	(0.63%)
Portfolio turnover rate	23.0%	23.5%	19.1%	22.1%	14.0%
1    Total return reflects reinvested dividends but does not reflect the impact of taxes.
2    Net investment loss and redemption fees per share have been calculated based on average shares outstanding during the year.
3    Amount is less than $0.01 per share.

Perritt Ultra MicroCap Fund
For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2022		2021	2020		2019		2018
Net asset value, beginning of year	$22.06		$11.54	$12.81		$15.62		$18.49
Income/(loss) from investment operations:
Net investment loss[2]	(0.32)		(0.36)	(0.11)		(0.12)		(0.17)
Net realized and unrealized gain (loss) on investments	(4.43)		10.86	(1.14)		(1.60)		(0.77)
Total from investment operations	(4.75)		10.50	(1.25)		(1.72)		(0.94)
Less dividends and distributions:
From net realized gains	(1.37)		—	(0.01)		(1.09)		(1.93)
From return of capital	—		—	(0.01)		—		—
Total dividends and distributions	(1.37)		—	(0.02)		(1.09)		(1.93)
Redemption fees[2]	0.00	3	0.02	0.00	3	0.00	3	0.00	3
Net asset value, end of year	$15.94		$22.06	$11.54		$12.81		$15.62
Total return[1]	(22.95%)		91.16%	(9.75%)		(11.54%)		(5.73%)
Supplemental data and ratios:
Net assets, end of year (in thousands)	$12,087		$22,049	$11,582		$34,154		$61,042
Ratio of net expenses to average net assets	2.66%		2.42%	2.68%		1.83%		1.71%
Ratio of net investment loss to average net assets	(1.77%)		(1.85%)	(0.92%)		(0.85%)		(0.99%)
Portfolio turnover rate	15.4%		25.7%	14.3%		13.3%		28.4%
1Total return reflects reinvested dividends but does not reflect the impact of taxes.
2Net investment loss and redemption fees per share have been calculated based on average shares outstanding during the year.
3Amount is less than $0.01 per share.

Privacy Policy
The Funds collect the following nonpublic personal information about you:
•Information the Funds receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
•Information about your transactions with the Funds, their affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.
The Funds do not disclose any nonpublic personal information about their current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all the information the Funds collect to their transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. The Funds maintain physical, electronic, and procedural safeguards through their transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
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For More Information
You can learn more about the Funds in the following documents:
Statement of Additional Information
The Funds’ SAI contains more detailed information about the Funds, and the SAI is filed with the Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.
Annual and Semi-Annual Reports to Shareholders
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.
The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year.
To request a free copy of the current SAI or annual and semi-annual reports, call the Funds, toll-free, at 1‑800-332-3133 or 1-312-669-1650, or write to the Funds at 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606. You may also obtain a copy of these documents free of charge from the Funds’ website at www.perrittcap.com.
Prospective investors and shareholders with questions about the Funds also may call the above number or write to the above address.
You can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at www.sec.gov, and copies of this information may be obtained (duplicating fee required) by electronic request at publicinfo@sec.gov.
Fund Symbols and CUSIPS
The shares of the Perritt Funds have the following fund symbols and CUSIPs:

Fund	Symbol	CUSIP
Perritt MicroCap Opportunities Fund	PRCGX	714402203
Perritt Ultra MicroCap Fund	PREOX	714402104

Investment Company Act File No. 811-21556

MicroCap Opportunities Fund (PRCGX)
Ultra MicroCap Fund (PREOX)

FMI-1

STATEMENT OF ADDITIONAL INFORMATION Dated February 28, 2023
PERRITT FUNDS, INC.
PERRITT MICROCAP OPPORTUNITIES FUND
(Ticker Symbol: PRCGX)
PERRITT ULTRA MICROCAP FUND
(Ticker Symbol: PREOX)

Investment Adviser: Perritt Capital Management, Inc. 300 South Wacker Drive Suite 600 Chicago, Illinois 60606 Toll Free: (800) 332-3133	Account Information and Shareholder Services: Perritt Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201 Toll Free: (800) 540-6807
This Statement of Additional Information (the “SAI”) provides additional information about the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund (each a “Fund” and, collectively, the “Funds”). This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated February 28, 2023, as may be amended or supplemented from time to time. You may obtain a copy of the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above or by visiting the Funds’ website at www.perrittcap.com.
Financial statements for the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund are incorporated by reference to the Annual Report, dated October 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on December 29, 2022 and are incorporated by reference into this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

PERRITT FUNDS, INC.
No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated February 28, 2023 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Funds, Inc.
This SAI does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION
Perritt Funds, Inc. (the “Company”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on March 22, 2004. The Board of Directors of the Company (the “Board”) may, from time to time, issue additional series, the assets and liabilities of which will be separate and distinct from any other series. The Company currently offers the following two diversified separate investment series, or mutual funds: Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) and Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”).
The MicroCap Fund is the successor in interest to another fund having the same name and investment objective, Perritt MicroCap Opportunities Fund, Inc. (the “Predecessor MicroCap Fund”), that was also advised by the Funds’ investment adviser, Perritt Capital Management, Inc. Effective as of the close of business on February 28, 2013, the assets and liabilities of the Predecessor MicroCap Fund were transferred to the MicroCap Fund, and in exchange the Predecessor MicroCap Fund received shares of the MicroCap Fund, and the Predecessor MicroCap Fund then distributed the shares of the MicroCap Fund to its shareholders and ceased operations.
INVESTMENT OBJECTIVE
The MicroCap Fund’s investment objective is long-term capital appreciation. The MicroCap Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase.
The Ultra MicroCap Fund’s investment objective is long-term capital appreciation. The Ultra MicroCap Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of United States companies with market capitalizations that are below $300 million at the time of initial purchase.
From time to time, each Fund, to the extent consistent with its investment objective, investment restrictions and investment strategies, may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Funds may invest in securities not listed on national or regional securities exchanges, but such securities typically will have an established over-the-counter market. The Funds do not currently intend to invest in any security that, at the time of purchase, is not readily marketable. Each Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Funds will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Funds to take advantage of investment opportunities.
INVESTMENT CONSIDERATIONS
Global Events

A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time and may negatively impact the markets in which the Funds invest.

The COVID‑19 pandemic has resulted in travel restrictions, closed international borders, enhanced health screenings, strains on the delivery of healthcare services, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty. The impact of the COVID-19 pandemic, as well as other infectious disease outbreaks that may arise in the future, could adversely affect local, state, national, and global economies, individual companies, industries, and capital markets in unforeseeable ways. Public health crises and related impacts caused by the COVID-19 pandemic may exacerbate preexisting political, social, and economic risks. The duration of the COVID-19 pandemic and its adverse effects, including adverse effects on the Fund, cannot be determined with certainty. Perritt Capital Management, Inc., the Funds’ investment adviser (the “Adviser”), continues to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objective, but there can be no assurance that it will be successful in doing so.

Privacy and Data Protection

The Funds are subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data. In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies and the California Consumer Privacy Act of 2018. Any failure by the Funds to comply with their privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Funds by governmental authorities, third‑party vendors, or others, which could adversely affect the Funds. The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time. The Funds face the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Funds’ current privacy policies, or that regulators may enact new unclear privacy‑related laws.

Regulatory Events
Legal, tax and regulatory changes could occur that may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Board of Governors of the Federal Reserve System, the U.S. Department of the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. Governmental and regulatory bodies have taken, or are considering taking, actions in response to various economic events. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring new regulations by the SEC, the CFTC and other regulators. The potential impact that such regulations could have on securities held by the Funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to continuing economic turmoil or other disruptions to the market, and the effect of such actions, if taken, cannot be known.

Considerations Respecting the Funds’ Principal Investment Strategies
Because the Funds intend to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of the Adviser, rapidly growing, an investment in the Funds is subject to greater risks than those of funds that invest in larger companies.
Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.
Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Funds may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current net asset value (“NAV”) of the Funds may fluctuate significantly. Accordingly, the Funds should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in a Fund, by itself, be considered a balanced or complete investment program.
Considerations Respecting each Fund’s Non-Principal Investment Strategies
Illiquid Securities
The Ultra MicroCap Fund may invest up to 15% of its net assets in illiquid investments. Rule 22e-4 of the 1940 Act (the “Liquidity Rule”), defines an “illiquid investment” as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the liquidity risk management program adopted by the Funds. The Funds’ liquidity risk management program was adopted in accordance with the Liquidity Rule, and is designed to promote effective liquidity risk management and reduce the risk that the Funds will be unable to meet their redemption obligations. The impact the Liquidity Rule will have on the Funds is not yet fully known, but the Liquidity Rule could impact the Funds’ performance and their ability to achieve their investment objectives.

The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Ultra MicroCap Fund could adversely affect their marketability, causing the Ultra MicroCap Fund to sell securities at unfavorable prices. The Board has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. In determining the liquidity of a security, the Board has directed the Adviser to consider such factors as (i) the nature of the market for the security (including the institutional private resale markets); (ii) the terms of the security or other instrument allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.
Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Ultra MicroCap Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Ultra MicroCap Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Adviser pursuant to fair value methodologies established by the Adviser. See “Determination of Net Asset Value” for a discussion of the Adviser’s appointment as the Funds’ valuation designee.
Convertible Securities
Each Fund, to the extent consistent with its investment objective, investment restrictions and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
Preferred Stocks
Each Fund, to the extent consistent with its investment objective, investment restrictions and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Short Sales
The Ultra MicroCap Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Ultra MicroCap Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Ultra MicroCap Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Ultra MicroCap Fund. Until the security is replaced, the Ultra MicroCap Fund is required to pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Ultra MicroCap Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.
See “Regulation of Derivatives” for a discussion on derivatives transactions, including short sales, and compliance with Rule 18f-4 under the 1940 Act.
Borrowing
Each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. However, the MicroCap Fund may not borrow for the purpose of purchase of investments, and may only borrow in an amount not to exceed 5% of the value of the MicroCap Fund’s net assets at the time the borrowing is incurred. For example, a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. As required by the 1940 Act, a Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three (3) days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Rights and Warrants
The Ultra MicroCap Fund may purchase rights and warrants to purchase equity securities. The MicroCap Fund may purchase warrants to purchase equity securities, but may invest no more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange or on the NYSE Amex, formerly the American Stock Exchange, or more than 2% of the value of the assets of the Funds in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not subject to these limitations.
Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Funds could lose the purchase value of the right or warrant if the right or warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the right or warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments
The Funds may invest in cash and money market securities. The Funds may do so to “cover” investment techniques (for example, when the Ultra MicroCap Fund purchases or sells a stock index futures contract, the Ultra MicroCap Fund may invest in cash and money market securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract), when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.
During the 2008 global financial downturn and recent market volatility, a number of money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective.
The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s® Corporation or Prime-1 or Prime‑2 by Moody’s Investors Services©, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.
Repurchase Agreements
Under a repurchase agreement, the Ultra MicroCap Fund may purchase a debt security and simultaneously agree to sell the security back to the seller at a mutually agreed-upon future price and date, normally one (1) day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Ultra MicroCap Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Ultra MicroCap Fund. In the event of a default or bankruptcy by the seller, the Ultra MicroCap Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Ultra MicroCap Fund would suffer a loss. The Ultra MicroCap Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Ultra MicroCap Fund to treat repurchase agreements that do not mature within seven (7) days as illiquid for the purposes of its investment policies.
Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when a Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (1) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.
Registered Investment Companies
Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Funds invest related to the distribution of such registered investment company’s shares.
Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by a Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Funds may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which the Funds invest may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Funds invest. As a result, the Funds indirectly would incur certain transactional costs without accomplishing any investment purpose.
Exchange Traded Funds (“ETFs”)
In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).

The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.

An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

Stock Index Futures Contracts and Options Thereon
The Ultra MicroCap Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.
The Ultra MicroCap Fund may purchase put and call options on stock index futures contracts and write call options on stock index futures contracts. When the Ultra MicroCap Fund purchase a put or call option on a stock index futures contract, the Fund pays a premium for the right to sell or purchase the underlying stock index futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a stock index futures contract, the Ultra MicroCap Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying stock index futures contract for a specified price upon exercise at any time during the option period. The Ultra MicroCap Fund may not invest more than 20% of their respective assets in stock index futures contracts.
Some futures and options strategies tend to hedge the Ultra MicroCap Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Ultra MicroCap Fund realize a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Ultra MicroCap Fund’s loss from an unhedged short position in stock index futures contracts or call options on stock index futures contracts is potentially unlimited. The Ultra MicroCap Fund may engage in related closing transactions with respect to options on stock index futures contracts. The Ultra MicroCap Fund will purchase or write options only on stock index futures contracts that are traded on a United States exchange or board of trade.
Each of the Funds will only invest in futures contracts after complying with the requirements of the CFTC.  Pursuant to CFTC Rule 4.5, the Company has filed a notice of exemption from registration as a commodity pool operator in respect of each Fund.  To rely on the exemption, a Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC.  In addition, the Funds may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”).  Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of a Fund’s NAV.  Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of a Fund’s NAV.
When the Ultra MicroCap Fund purchases or sells a stock index futures contract, the Fund “covers” its positions. To cover its positions, the Ultra MicroCap Fund may maintain with their custodian banks (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract or otherwise cover its position. If the Ultra MicroCap Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Ultra MicroCap Fund arising from such investment activities.
The Ultra MicroCap Fund may cover its long position in a stock index futures contract by purchasing a put option on the same stock index futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the stock index futures contract, or, if the strike price of the put is less than the price of the stock index futures contract, the Ultra MicroCap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the stock index futures contract. The Ultra MicroCap Fund may also cover its long position in a stock index futures contract by taking a short position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract. The Ultra MicroCap Fund may cover its short position in a stock index futures contract by taking a long position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract.
The Ultra MicroCap Fund may cover its sale of a call option on a stock index futures contract by taking a long position in the underlying stock index futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying stock index futures contract is established at a price greater than the strike price of the written call, the Ultra MicroCap Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the stock index futures contract. The Ultra MicroCap Fund may also cover their sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.
Although the Ultra MicroCap Fund intends to purchase or sell stock index futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in stock index futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Stock index futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Ultra MicroCap Fund to substantial losses. If trading is not possible, or the Ultra MicroCap Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Ultra MicroCap Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Foreign Securities
A Fund may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments. The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”). A transition phase ended on December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement governing certain elements of the EU’s and the UK’s relationship following the end of the transition period, which provisionally went into effect at the beginning of 2021. Even with the TCA there is likely to be considerable uncertainty relating to the potential ongoing consequences of the withdrawal. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Regulation of Derivatives
Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision discussed below.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4.
Currently each Fund is relying on the Limited Derivatives User Exception (as defined below). If a Fund were unable to rely on this exception, the Fund would have to comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP would be administered by a “derivatives risk manager,” who is appointed by the Funds’ Board, including a majority of the independent Trustees, and periodically reviews the DRMP and reports to the Funds’ Board. As the Funds all rely on the Limited Derivatives User Exception, they are not required to maintain a DRMP or comply with the VaR limit.
As referenced above, Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Funds meet the requirements for the Limited Derivatives User Exception.
Lending Portfolio Securities
In order to generate additional income, the Ultra MicroCap Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Ultra MicroCap Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Ultra MicroCap Fund an amount equivalent to any dividends or interest paid on such securities, and the Ultra MicroCap Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Ultra MicroCap Fund or the borrower. The Ultra MicroCap Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Ultra MicroCap Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Ultra MicroCap Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.
Sector Risk
Investments in particular industry sectors may be more volatile than the overall equity markets. Therefore, if a Fund emphasizes one or more sectors, it may be more susceptible to financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular sectors. The MicroCap Fund is significantly invested in the industrials sector, and the Ultra MicroCap Fund is significantly invested in the information technology sector.

With regard to the industrials sector, the value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions, trading and tariff arrangements, trade disruptions, commodity prices and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

As for the information technology sector, information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Cyber Security Risk
As technology becomes more integrated into the Funds’ operations, the Funds will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Funds work closely with third-party service providers (e.g., administrator, transfer agent, and custodian), cyber security breaches at such third-party service providers may subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds may experience investment losses in the event of cyber security breaches at any of the issuers in which the Funds may invest. While the Funds and their service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.
Redemption Risk
A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
INVESTMENT RESTRICTIONS
In seeking to achieve its investment objectives, each Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:
(i)67% of the Fund’s shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or
(ii)More than 50% of the outstanding shares of the Fund.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to a Fund’s borrowing of money.
The Funds may not:
1.Purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of a Fund’s total assets may be invested without regard to these limitations).
2.The MicroCap Fund may not borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of the Fund’s net assets at the time the borrowing is incurred. The Ultra MicroCap Fund may not borrow money to an extent or in a manner not permitted under the 1940 Act. (As of the date of this SAI, the 1940 Act generally permits borrowing, whether unsecured or secured by up to all of a Fund’s assets, so long as the Fund maintains continuous asset coverage of 300% and also permits borrowing of up to 5% of a Fund’s total assets for temporary administrative purposes.)
3.Invest in real estate (although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Ultra MicroCap Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.The MicroCap Fund may not act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities. The Ultra MicroCap Fund may not act as an underwriter or distributor of securities other than shares of a Fund, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities.
5.Invest in companies for the primary purpose of acquiring control or management thereof.
6.The MicroCap Fund may not purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box). The Ultra MicroCap Fund may not purchase securities on margin. However, the Ultra MicroCap Fund may obtain such short‑term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.
7.The Ultra MicroCap Fund may not sell securities short and sell (write) or purchase put and call options to an extent not permitted by the 1940 Act.
8.The MicroCap Fund may not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost. The Ultra MicroCap Fund may not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.
9.Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.
10.Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and, with regard to the Ultra MicroCap Fund, securities of a type normally acquired by institutional investors, and except that the Ultra MicroCap Fund may lend its portfolio securities.
11.The MicroCap Fund may not issue senior securities. The Ultra MicroCap Fund may not issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this SAI, as noted above, the 1940 Act permits a Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed and also permits borrowing of up to 5% of a Fund’s total assets for temporary administrative purposes. For purposes of this investment restriction, Derivatives Transactions permitted by Rule 18f-4 are not senior securities. See “Regulation of Derivatives.”
12.The MicroCap Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.
13.The MicroCap Fund may not invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.
14.The MicroCap Fund may not purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its assets.

15.The MicroCap Fund may not invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange or the NYSE Amex, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.
The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Board without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction. However, should a change in NAV or other external events cause the Ultra MicroCap Fund’s investments in illiquid investments to exceed the limitation set forth below, the Fund will act to cause the aggregate amount of illiquid investments to come within such limit as soon as reasonably practicable. Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:
1.The Ultra MicroCap Fund will not invest more than 15% of the value of their net assets in illiquid investments.
2.The Funds will not purchase the securities of business development companies. With regard to the securities of investment companies other than business development companies, the Funds will not purchase such securities except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.
Section 12(d)(1)(A) of the 1940 Act provides that shares of an investment company may not be purchased by a Fund if as a result of such purchase (i) the Fund and its affiliated persons would hold more than 3% of the total outstanding voting stock of such investment company; (ii) more than 5% of the Fund’s total assets would be invested in any class of securities of such investment company; and (iii) more than 10% of the Fund’s total assets would be invested in any class of securities of such investment company and of any other investment company.
Section 12(d)(1)(C) of the 1940 Act makes it unlawful for a Fund to purchase or otherwise acquire any security, whether voting or nonvoting, whether representing equity or debt, issued by a registered closed-end investment company, if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company are owned by the Funds on an aggregate basis.
Section 12(d)(1)(F) of the 1940 Act allows the Funds to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to Section 12 (d)(1)(F) will not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund relying on Section 12(d)(1)(F) (or the investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
Rule 12d1-4 provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including exchange traded funds, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds.
3.The MicroCap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase, and the Ultra MicroCap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $300 million at the time of initial purchase. If the Board approves a change to this non-fundamental policy for a Fund, then the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.
Each Fund’s investment objective (i.e., long-term capital appreciation) is a non-fundamental policy and may be changed by the Board without shareholder approval. If the Board approves a change to the investment objective for any Fund, such Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of investment objective.
PORTFOLIO TURNOVER
The portfolio turnover rate of a Fund may vary significantly from year to year, but as indicated in the Prospectus it is expected, though not assured, that that the annual portfolio turnover rate of each Fund will not typically exceed 100%. During the last five fiscal years, the annual portfolio turnover rate for the MicroCap Fund and the Ultra MicroCap Fund has averaged 20.34% and 19.4%, respectively. A turnover rate of 100% or more would result in correspondingly greater brokerage commission expenses or other transaction expenses, which must be borne, directly or indirectly, by a Fund and ultimately by a Fund’s shareholders. Payment of these transaction costs could reduce a Fund’s total return. High portfolio turnover could also result in the payment by a Fund’s shareholders of increased taxes on realized gains.
The portfolio turnover rate of the Funds for the fiscal years ended October 31, 2022 and 2021 was as follows:

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
MicroCap Opportunities Fund	23.0%	23.5%
Ultra MicroCap Fund	15.4%	25.7%

RETIREMENT PLANS
Shares of the Funds may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Funds.
OTHER SHAREHOLDER PLANS
Automatic Investment Plan
The Funds offer an Automatic Investment Plan (“AIP”), which may be established at any time. By participating in the AIP, shareholders may automatically make purchases of shares of a Fund on a regular, convenient basis. A shareholder may elect to make automatic deposits on any day of the month. There is a $50 minimum for each automatic transaction.
Under the AIP, shareholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of a Fund. The AIP can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the AIP. An application to establish the AIP may be obtained from the Funds. The Funds reserve the right to suspend, modify or terminate the AIP without notice.
Dividend Reinvestment Plan
Unless a shareholder elects otherwise by written notice to a Fund, all income dividends and all capital gains distributions payable on shares of a specific Fund will be reinvested in additional shares of that specific Fund at the NAV in effect on the dividend or distribution payment date. Each Fund acts as the shareholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.
Systematic Withdrawal Plan
A shareholder who owns shares in a Fund worth at least $10,000 at the current NAV may, by completing an application which may be obtained from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the shareholder at regular intervals. To establish the SWP, the shareholder appoints the Fund as the shareholder’s agent to effect redemptions of Fund shares held in the shareholder’s account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount from the account.
The minimum amount of a withdrawal payment is $250. These payments will be made out of the proceeds of periodic redemption of shares in the account at NAV. Redemptions will be made on the business day of each month selected by a shareholder or, if that day is a holiday, on the next business day. Because a SWP may reduce, and eventually deplete, a shareholder’s account over time, it may be advisable to reinvest all income dividends and capital gains distributions payable by the Fund (please note that income dividends and capital gains distributions are reinvested unless a shareholder elects otherwise by written notice to the Fund). The shareholder may purchase additional Fund shares in the shareholder’s account at any time.
Withdrawal payments cannot be considered to be yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.
ANTI-MONEY LAUNDERING PROGRAM
The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Funds’ Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities are in the best interests of each Fund’s shareholders.
Portfolio Holdings Disclosure Policies
The Funds post their portfolio holdings on their website no later than thirty (30) calendar days after each calendar quarter end. The aforementioned disclosure is in addition to the portfolio disclosure contained in the Funds’ annual and semiannual shareholder reports on Form N-CSR and the portfolio disclosure for the January quarter and July quarter contained in Part F of Form N-PORT. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Funds transmit their annual or semi-annual reports to their shareholders. Form N-PORT must be filed with the SEC within sixty (60) days of the fiscal quarter ends.
The service providers of the Funds which have contracted to provide services to the Funds including, for example, the Funds’ custodian, the Funds’ accountant and the Funds’ administrator, and which require portfolio holdings information in order to perform those services may receive the Funds’ holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to legal counsel, regulators such as the SEC or the Financial Industry Regulatory Authority (as requested), entities that provide a service to the Funds’ investment adviser (provided that the service is related to the investment advisory services that such investment adviser provides to the Funds), and to other third-parties when the Funds have a legitimate business purpose for doing so. Specifically, the Funds’ non-standard disclosure of their portfolio holdings may include disclosure:
•to the Funds’ auditors for use in providing audit opinions;
•to financial printers for the purpose of preparing the Funds’ regulatory filings;
•for the purpose of due diligence regarding a merger or acquisition;
•to a new adviser or sub-adviser prior to the commencement of its management of the Fund;
•to rating agencies for use in developing a rating for a Fund;
•to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Funds; and
•for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.
As permitted by the Funds’ written policies and procedures, the Funds’ Vice President and Treasurer, has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on a quarterly basis:
Morningstar®, Inc.
Lipper, Inc.
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.
In all instances of such non-standard disclosure, unless such party is a regulatory or other governmental entity, the receiving party will either be subject to a confidentiality agreement that restricts the use of such information to purposes specified in such agreement, or, by reason of the federal securities laws, will be (1) prohibited as an “insider” from trading on the information and (2) have a duty of trust and confidence to the Funds because the receiving party has a history and practice of sharing confidences such that the receiving party knows or reasonably should know that the Funds expect that the receiving party will maintain its confidentiality.
Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding a Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing or the website.
It is the Funds’ policy that neither the Funds, nor their investment adviser, nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.
The Funds’ investment adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the adviser. These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.
Portfolio Holdings Disclosure Procedures
There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Funds, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.
The Board will regularly review a list of recipients of non-standard disclosure of portfolio holdings information.
Only the Board may waive these portfolio holdings disclosure policies and procedures. Although the Funds cannot presently visualize that any proposed waivers would be given, the Funds do recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Funds and their shareholders. Only the Board may amend the Funds’ portfolio holdings disclosure policies and procedures.
Review of Portfolio Holdings Disclosure Policies and Procedures
The Board of the Funds will periodically review the Funds’ portfolio holdings disclosure policies and procedures and recommend such changes as the Board determines to be appropriate.
DIRECTORS AND OFFICERS
The Board is responsible for the overall management of the Funds. This includes establishing the Funds’ policies, approval of all significant agreements between the Funds and persons or companies providing services to the Funds, and the general supervision and review of the Funds’ investment activities. As a Maryland corporation, the day-to-day operations of the Funds are delegated to the officers of the Funds, subject to the investment objectives and policies of the Funds and to general supervision by the Board.
Management Information
The name, age (as of the date of this SAI), address, principal occupations during the past five years, and other information with respect to each of the Directors are set forth in the following tables, along with information for the officers of the Funds. The information is provided as of the date of this SAI.

Name, Address, and Age	Position(s) Held with Funds and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click Age: 60 300 South Wacker Drive, Suite 600 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected Director since 2004	Ms. Click is a licensed Real Estate Broker in the State of Montana. She has been a partner and a principal owner of a real estate sales company, Bozeman Brokers, since 2004. She has been licensed in the state of Montana since 1995.	None.

David S. Maglich Age: 65 300 South Wacker Drive, Suite 600 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected Director since 2004	Mr. Maglich is a Shareholder with the law firm of Fergeson Skipper, P.A. in Sarasota, Florida and has been employed with such firm since 1989.	None.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Interested” Director of the Funds

Michael J. Corbett (1) Age: 57 300 South Wacker Drive, Suite 600 Chicago, IL 60606	President Portfolios in Fund Complex Overseen: 2	One-year term as President As Director, indefinite, until successor elected Director since 2010 President since 2004	Mr. Corbett was President of the Perritt MicroCap Opportunities Fund, Inc. (1999–2013) and President of the Perritt Funds, Inc. since 2004. He has served as President of the Adviser since 2010, and previously served as Vice President of the Adviser from 1997 until 2010. Mr. Corbett began his tenure with Perritt Capital Management in 1990 as a research analyst. He assumed portfolio management responsibilities in 1996 and now serves as portfolio manager for the Funds.	None.

———— (1)Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh Age: 61 300 South Wacker Drive, Suite 600 Chicago, IL 60606	Vice President and Treasurer	One-year term Since 2012	Mr. Buh has been Vice President and Treasurer of the Funds and Chief Financial Officer of the Adviser since 2012. He has over 25 years of experience in corporate accounting, administration, planning and business development. His previous experience includes tenures at Ernst and Young and CenturyLink Communications.	N/A

Lynn E. Burmeister Age: 63 300 South Wacker Drive, Suite 600 Chicago, IL 60606	Vice President, Chief Compliance Officer and Secretary	One-year term Chief Compliance Officer Since 2010 Secretary Since 2015	Mrs. Burmeister has been the Chief Compliance Officer since May 1, 2010, and oversees all compliance matters for the Funds and the Adviser. She also coordinates the administration of the Funds and is a liaison with the firm’s corporate counsel. Mrs. Burmeister has worked in the financial industry since 1980. Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.	N/A

Qualification of Directors
Michael J. Corbett has been the President and a portfolio manager of the MicroCap Fund (including the Predecessor MicroCap Fund) since 1996, a portfolio manager of the Ultra MicroCap Fund since its inception in 2004. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Funds’ portfolios, led to the conclusion that he should serve as a director. Dianne C. Click’s experience as a partner and principal owner of a real estate sales company has provided her with a firm understanding of financial statements and the issues that confront businesses, enabling her to provide the Board of Directors valuable input and oversight. As a partner in a law firm, David S. Maglich has extensive experience working with regulated industries, and a deep understanding of financial statements, making him a valuable source of information and insight. Each of Ms. Click and Mr. Maglich take a conservative and thoughtful approach to addressing issues facing the Funds. These combinations of skills and attributes led to the conclusion that each of Ms. Click and Mr. Maglich should serve as a director.
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.
The Board does not have a Chairman of the Board.  As President of the Funds, Mr. Corbett is the presiding officer at all meetings of the Board. The Board does not have a lead independent director.  The Board has determined that its leadership structure is appropriate because it has been in place for many years and during that time the Funds have delivered positive returns for their investors.
Board Oversight of Risk
Through the Board’s direct oversight role and the officers and service providers of the Funds, the Board performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Board Committees
The Board has no committees. Pursuant to the Company’s Bylaws, while the Company does not have an Audit Committee, the directors who are not “interested persons” of the Company or any of its affiliates, within the meaning of the 1940 Act, and are “independent” of the Company and any of its affiliates as that term is defined in Section 301 of the Sarbanes-Oxley Act of 2002, have the responsibility for overseeing the Company’s accounting and auditing processes, including the responsibility and authority to engage the independent registered public accounting firm selected to perform audit functions for the Company.
In overseeing the independent registered public accounting firm (the “Auditor”), the disinterested directors: (1) review the Auditor’s independence from the Funds and management, and from the Adviser; (2) review periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) review the Auditor’s performance, qualifications and quality control procedures; (4) review the scope of and overall plans for the annual audit; (5) review the Auditor’s performance, qualifications and quality control procedures; (6) consult with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; and (7) review with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO.
In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the disinterested directors take into consideration their experience overseeing the Auditors and the Funds, and a number of other factors, including the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the disinterested directors’ ongoing discussions with the Auditor; and (5) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms.  Based on the disinterested directors’ evaluation, the disinterested directors then determine whether they believe that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.
Compensation
Beginning with the fiscal year ended October 31, 2015, each Fund began paying each non-interested Director an annual fee of $22,000 per Fund (with no separate meetings being paid by any Fund), so long as net assets for each such Fund remain above $20 million. If assets for a Fund decrease below $20 million, then such Fund will pay a lesser amount to each non-interested Director based on a tiered schedule adopted by the Board of Directors. The Funds reimburse Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors. The Funds do not provide pension or retirement benefits to the Directors. The table below sets forth the compensation paid by the Funds to the Directors of the Funds during the fiscal year ended October 31, 2022:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees

Disinterested Persons of the Funds

Dianne C. Click	$24,000	$0	$0	$24,000

David S. Maglich	$24,000	$0	$0	$24,000

Interested Person of the Funds

Michael J. Corbett	$0	$0	$0	$0
Code of Ethics
The Funds and the Adviser have each adopted a Code of Ethics (each, an “Ethics Code”) under Rule 17j-1 of the 1940 Act. Each Ethics Code permits personnel subject to the Ethics Code to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Ethics Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds. The Funds’ distributor, Quasar Distributors, LLC, has also adopted a code of ethics pursuant to Rule 17j-1.
Proxy Voting Policy
The Funds have adopted a proxy voting policy that sets forth their proxy voting policies and related procedures. When a Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting). The Funds believe that following the “Wall Street Rule” is consistent with the economic best interests of their shareholders. There may be times when a Fund would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the Fund would be low, such as when casting a vote would not reasonably be expected to have a maturity effect on the value of the Fund’s investment.
There may be instances where the interests of the Adviser, employees of which are officers of the Funds and vote proxies for the Funds, may conflict or appear to conflict with the interests of the Funds. In such situations the Funds’ officers will, consistent with their duty of loyalty, vote the securities in accordance with the Funds’ pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Board prior to voting and affording the Board the opportunity to direct the officers in the voting of such securities.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the SEC’s website at www.sec.gov.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
Set forth below are the names and addresses of all holders of each Fund’s shares who as of February 1, 2023, owned more than 5% of the then outstanding shares of such Fund. These holders are referred to as principal shareholders. As a group, all of the officers and Directors of the Funds (five persons in total) owned 4.1% of the outstanding shares of the MicroCap Fund and 7.4% of the outstanding shares of the Ultra MicroCap Fund, respectively, as of February 1, 2023.
MicroCap Fund

Name and Address	% Ownership	Record or Beneficial Holder
Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1905	28.03%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept, 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995	20.33%	Record
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	10.54%	Record
E*Trade Securities LLC 34 Exchange Pl FL 4 Jersey City, NJ 07311-0000	7.10%	Record

Ultra MicroCap Fund

Name and Address	% Ownership	Record or Beneficial Holder
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St. San Francisco, CA 94105-1901	18.87%	Record
TD Ameritrade Inc. For the Exclusive Benefit of its Clients PO BOX 2226 Omaha, NE 68103-2226	15.34%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept, 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	14.54%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Ave Purchase, NY 10577-2539	5.46%	Record
No person is deemed to “control” the Funds, as that term is defined in the 1940 Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control. The Funds do not control any person.
The following table sets forth the dollar range of shares of the Funds beneficially owned by each Director of the Funds as of December 31, 2022, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	Dollar Range of Shares of the MicroCap Fund	Dollar Range of Shares of the Ultra MicroCap Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies

Disinterested Persons

Dianne C. Click	$50,001-$100,000	$10,001-$50,000	over $100,000

David S. Maglich	over $100,000	$10,001-$50,000	over $100,000

Interested Persons

Michael J. Corbett	over $100,000	over $100,000	over $100,000

INVESTMENT ADVISER
Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois, currently serves as investment adviser to the MicroCap Fund pursuant to an investment advisory agreement dated February 28, 2013, and as investment adviser to the Ultra MicroCap Fund pursuant to an investment advisory agreement dated October 5, 2010 (collectively, the “Advisory Agreements”). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). Michael J. Corbett, President of the Adviser, owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser.
None of the Directors who are disinterested persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.
Under the terms of the Advisory Agreements, the Adviser manages each Fund’s investments subject to the supervision of the Company’s Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, will pay the salaries and fees of all officers and Directors of the Funds (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.
For the foregoing, the MicroCap Fund will pay to the Adviser a monthly advisory fee at the annual rate of 1.00% of its average daily net assets, and the Ultra MicroCap Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million.
The Funds will pay all of their expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering shares with the SEC and in the various states, the printing and distribution cost of prospectuses for existing shareholders, the cost of director and officer liability insurance, fidelity bond insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of a Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.
The Adviser has undertaken to reimburse the Funds in the event that the expenses and charges payable by a Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary items, exceed that percentage of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which a Fund’s common stock is qualified for sale. If the states in which the MicroCap Fund’s common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the MicroCap Fund’s total operating expenses exceed 1.75% of the Fund’s average NAV. As of the date of this SAI, no such state law provision was applicable to the Funds. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Funds’ fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Funds for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.
The table below shows the amount of advisory fees paid by the Funds and the amount of fees recouped by the Adviser for the fiscal years shown:

Fund	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Adviser	Recouped Fees and Expenses	Net Fees paid to the Adviser
MicroCap Fund
Year Ended October 31, 2022	$608,452	$0	$0	$608,452
Year Ended October 31, 2021	$692,099	$0	$0	$692,099
Year Ended October 31, 2020	$696,996	$0	$0	$696,996

Ultra MicroCap Fund
Year Ended October 31, 2022	$186,630	$0	$0	$186,630
Year Ended October 31, 2021	$228,752	$0	$0	$228,572
Year Ended October 31, 2020	$206,481	$0	$0	$206,481
The Advisory Agreements will continue in effect for as long as their continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements provide that they may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders, on a sixty (60) day written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.
PORTFOLIO MANAGERS
The Adviser to the Funds is Perritt Capital Management, Inc. Michael Corbett serves as portfolio manager of all the Funds. Matthew Brackmann serves as the co-portfolio manager of the Ultra MicroCap Fund. Additionally, Mr. Corbett is responsible for the day-to-day management of accounts other than the Funds. Information regarding the other accounts managed by Mr. Corbett, the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of October 31, 2022 is set forth in the following table.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Corbett	0	0	120	0	0	0
	$0	$0	$181.5 million	$0	$0	$0

Matthew Brackmann	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

The Adviser has not identified any material conflicts between the Funds and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. The Adviser’s fees for the services it provides to other accounts vary and may be higher or lower than the advisory fees it receives from the Funds. This could create potential conflicts of interest in which a portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The portfolio managers’ compensation consists of a fixed salary and bonus.  The fixed salary is reviewed periodically by Mr. Corbett as the sole member of the Board of Directors of the Adviser, and may be increased based on the consideration of various factors including, but not limited to, a portfolio manager’s experience, overall performance (including how well the Funds and the other accounts perform generally under the management of the portfolio managers), and management responsibilities with the Adviser.  The portfolio managers’ fixed salary is not based on the Funds or the other accounts achieving certain performance targets or certain asset values in their portfolios.  When the Adviser’s Board of Directors considers the overall performance of the portfolio managers in managing the Funds and the other accounts, it uses the same methods for determining their performance with respect to the Funds and the other accounts.  Along with all other employees of the Adviser, the portfolio managers are eligible to receive a discretionary contribution from the Adviser to their IRA account.  These contributions range from 0% to 20% of their salary based on the Adviser’s profitability.  The portfolio managers are also eligible to receive a bonus based on the pre-tax investment performance of the MicroCap Fund measured against the performance of the Russell Microcap® Index over rolling one, three and five calendar year periods, and a bonus based on the pre-tax investment performance of the Ultra MicroCap Fund measured against the performance of the Russell Microcap® Index over rolling one, three and five calendar year periods. For each such period that the performance of a Fund outperforms its respective index, the portfolio managers receive a bonus equal to a percentage of the portfolio managers’ fixed salary. The percentage is determined by the Adviser in its discretion.
The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of October 31, 2022, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund / Portfolio Manager	Dollar Range of Shares Owned
MicroCap Fund
Michael Corbett	over $1,000,000

Ultra MicroCap Fund
Michael Corbett	$500,001-$1,000,000
Matthew Brackmann	$50,001- $100,000

ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Board. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of custodial, brokerage, soft dollar and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Funds effect portfolio transactions may recommend the purchase of a Fund’s shares, the Funds may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Funds.
In allocating brokerage business for the Funds, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.
Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).
The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreements and (c) in the opinion of the Adviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. The investment advisory fee paid by the Funds under the Advisory Agreements is not reduced as a result of the Adviser’s receipt of research services.
The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
The table below shows the aggregate brokerage commissions paid by the Funds for the past three fiscal years.

Fund	Total Brokerage Commissions
MicroCap Fund
Year Ended October 31, 2022	$179,856
Year Ended October 31, 2021	$173,646
Year Ended October 31, 2020	$228,781

Ultra MicroCap Fund
Year Ended October 31, 2022	$41,567
Year Ended October 31, 2021	$42,521
Year Ended October 31, 2020	$108,000
For the fiscal year ended October 31, 2022, the Funds paid the following brokerage commissions to brokers who also provided research services. The dollar values of the securities traded for the fiscal year ended October 31, 2022 are also shown below:

	Commissions Paid for Soft-Dollar Arrangements	Dollar Value of Securities Traded
MicroCap Fund	$35,756,828	$119,685
Ultra MicroCap Fund	$9,697,683	$18,834
The Funds did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act, as amended) or their parents as of October 31, 2022.

ALLOCATION OF INVESTMENT OPPORTUNITIES
Although the Funds have differing investment objectives (the MicroCap Fund generally invests in larger capitalization companies than the Ultra MicroCap Fund), there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the another, based on each

Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.
There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts. To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures for aggregating clients’ transactions in securities. Specifically, the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions, and the Adviser ensures that each client account that participates in an aggregated securities transaction participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.
The Adviser will allocate trades internally prior to any aggregated securities transaction based on the requirements of the various client accounts as determined by the portfolio managers. The Adviser manages certain client accounts pursuant to differing client mandates. Because of the differences in policies and strategies of the various client accounts the Adviser manages, the Adviser’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. The intention of this policy is that the Adviser must make a trade allocation before the results of the actual trade have been determined, to help assure that the allocation cannot be affected by the results of the trade.
If an aggregated securities transaction is filled in its entirety, it is allocated among client accounts in accordance with the pre-allocation statement. If the order is partially filled, then the Adviser will use a non-proprietary software system to enter the names of the client accounts that are participating in the aggregated securities transaction and then have the software generate a random list of those client accounts, numbered sequentially, starting at the number one. After the random list is generated, the Adviser will fill each client account beginning from the lowest number and going to the highest until there are no more securities to allocate.
It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds’ management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.

REDEMPTION AND EXCHANGE FEE
If the Board shall determine that it is in the best interests of the shareholders of a Fund, and subject to the Fund’s compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
The right to redeem shares of a Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.
The Funds impose a 2% redemption/exchange fee on the value of shares redeemed ninety (90) days or less after the date of purchase. The redemption/exchange fee will not apply to shares redeemed through the SWP, nor does it apply to shares acquired through the reinvestment of dividends and capital gains. The Funds reserve the right to waive the redemption/exchange fee, subject to their sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Funds or their shareholders and which do not indicate market timing strategies. The redemption/exchange fee is part of the Funds’ market timing policy and is designed to deter market timers and excessive trading. Any proceeds of the fee will be paid to that Fund.
In calculating whether a redemption of Fund shares is subject to a redemption/exchange fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.
Pursuant to Rule 22c-2 under the 1940 Act and shareholder information agreements with financial intermediaries, the Funds have the ability to request information from financial intermediaries concerning trades placed in an omnibus or other multi-investor account (“Omnibus Account”), in order to attempt to monitor trades that are placed by the underlying shareholders of the Omnibus Account. The ability of the Funds to apply their market timing policy to investors investing through financial intermediaries is dependent on the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary’s cooperation in implementing the policy. Investors seeking to engage in excessive short-term trading practices may deploy a variety of strategies to avoid detection, and despite the efforts of the Funds to prevent excessive short-term trading, there is no assurance that the Funds or their agents will be able to identify those shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and limit excessive short-term trading also may be restricted by operational systems and technological limitations.
If suspicious trading patterns are detected in an Omnibus Account, the Funds will request information from the financial intermediary concerning trades placed in the Omnibus Account. The Funds will use this information to monitor trading in the Funds and to attempt to identify shareholders in the Omnibus Account engaged in trading that is inconsistent with the market timing policy or otherwise not in the best interests of the Funds. If the Funds detect such activity then the Funds may request that the financial intermediary take action to prevent the particular investor or investors from engaging in frequent or short-term trading. The Funds generally will communicate with the financial intermediary and request that the financial intermediary take action to cause the inappropriate trading by that participant or participants to cease. If inappropriate trading recurs, the Funds may refuse all future purchases from the Omnibus Account, including those of plan participants not involved in the inappropriate activity.
INACTIVE ACCOUNTS
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., serves as administrator, fund accountant and transfer agent to the Funds, subject to the overall supervision of the Board. Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”), Fund Services provides certain administrative services to the Funds. Fund Services services include, but are not limited to, the following: acting as a liaison among the Funds’ service providers; coordinating the Board’s communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semi-annual reports on Form N-CSR, Form N-CEN, and Form N-Q; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.
The following table shows the administration fees paid by the Funds for the past three fiscal years.

Fund	Administration Fee Paid to Fund Services
MicroCap Fund
Year Ended October 31, 2022	$55,904
Year Ended October 31, 2021	$65,678
Year Ended October 31, 2020	$94,062

Ultra MicroCap Fund
Year Ended October 31, 2022	$32,987
Year Ended October 31, 2021	$34,505
Year Ended October 31, 2020	$31,689

The Administration Agreement provides that Fund Services shall not be liable to the Funds or their shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties. The Administration Agreement does not prohibit Fund Services from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.
Fund Services has entered into a fund accounting services agreement with the Funds pursuant to which it acts as fund accountant. As fund accountant, Fund Services maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates each Fund’s NAV on a daily basis. Fund Services also acts as the Funds’ Transfer agent and dividend disbursing agent. As Transfer Agent, Fund Services keeps records of shareholder accounts and transactions.
CUSTODIAN
U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, an affiliate of Fund Services, acts as custodian for the Funds pursuant to a custody agreement. As such, U.S. Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Funds. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States, if any. The Directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule 17f-5. U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.
DISTRIBUTOR
The Funds and the Adviser entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), pursuant to which Quasar serves as principal underwriter for the Funds. Its principal business address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Quasar sells the Funds’ shares on a best efforts basis. Shares of the Funds are offered continuously. Pursuant to the terms of the Distribution Agreement, the Adviser compensates Quasar for the services that Quasar provides to the Funds under the Agreement. The Funds did not pay any underwriting commissions to Quasar during the fiscal year ended October 31, 2022.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Funds and the Adviser compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders, as discussed below. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution providing the services discussed below. The services provided by the financial intermediaries, do not include the keeping, preparation, or filing of accounts, books, records, or other documents required under the federal or state law on behalf of the Funds, or the provision of similar services with respect to the daily administration of the Funds. With regard to the portion of the intermediary fees paid by the Funds versus the portion of such fees paid by the Adviser, the Directors review and determine the portion of the intermediary fees that are to be borne by the Funds, as the Funds’ obligation. The Directors ensure that the intermediary fees paid by the Funds are for non-distribution services, and that such fees are reasonable in relation to (1) the value of those services and the benefits received by the Funds and their shareholders and (2) the payments that the Funds would be required to make to another entity to perform the same or similar services. For administrative efficiency, the Adviser pays all of the intermediary fees to the financial intermediaries, and then the Funds reimburse the Adviser for the portion of such fees that is the direct obligation of the Funds.

Payments by the Funds
The Funds enter into agreements with financial intermediaries pursuant to which the Funds pay financial intermediaries for non-distribution related sub-transfer agency, sub-administration, sub-accounting, and other services to shareholders. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.
Payments by the Adviser
The Adviser makes payments from its own resources and not from Fund assets to brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support. A significant portion of investors invest in the Funds through financial intermediaries, and, in connection with these financial intermediaries, the Adviser bears all costs in excess of the fees paid by the Funds.
These additional payments are made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments are also made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary either performs the services itself or arranges with a third party to perform the services.
The Adviser also makes payments from its own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Revenue sharing payments are negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser.
Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE
The NAV of a Fund is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds do not determine NAV on days the NYSE is closed and at other times described in the Prospectus. The NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. When the NYSE closes early on a valuation day, each Fund calculates its NAV as of such early closing time.
The NAV per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange (other than on The NASDAQ OMX Group, Inc. (NASDAQ®)) is valued at its last sale price on that exchange on the day of valuation. Each security traded on NASDAQ® is valued at the NASDAQ® Official Closing Price. If there are no sales on the applicable stock exchange on the day in question, then a security is valued at the mean between the then current closing bid and asked prices, unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case in which case the security will be “fair valued” as described below. OTC Bulletin Board securities are valued at the mean of the latest bid and ask prices unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described below.
When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser. The Board of Directors has appointed the Adviser as the Funds’ valuation designee under Rule 2a-5 of the 1940 Act, to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. Demand notes, commercial paper, U.S. Treasury Bills and warrants are valued at amortized cost, which approximates fair value. Each Fund values money market instruments that it holds with remaining maturities of less than sixty (60) days at their amortized cost. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued by the Adviser. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid investments, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO

UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Distributions and Taxes.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a private foundation; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Company has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Company. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
A Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future. During the year ended October 31, 2022, the MicroCap Fund and the Ultra MicroCap Fund did not utilize capital loss carryforwards. The Funds had no capital loss carryforward for the year ended October 31, 2022.

Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Taxable ordinary dividends received and distributed by the Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election will be made.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, a noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Tax Legislation
Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in a Fund.
SHAREHOLDER MEETINGS
The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the 1940 Act.
The Company’s Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten (10) or more shareholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
CAPITAL STOCK
The Company’s Articles of Incorporation permit the Board of Directors to issue One Billion (1,000,000,000) shares of common stock.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the shares of the MicroCap Fund and the Ultra MicroCap Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  Fractional shares have the same rights proportionately as do full shares. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than fifty percent (50%) of the shares of the Funds voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and non-assessable. Fractional shares entitle the holder to the same rights as whole shares. The Funds will not issue certificates evidencing shares. Instead the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 151 North Franklin Street, Suite 575, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm.

DESCRIPTION OF SECURITIES RATINGS
RATINGS DEFINITIONS
Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” - A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” - Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - Securities possess high short-term default risk. Default is a real possibility.
“RD” - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) - The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” - Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” - Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” - Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” - Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” - Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” - Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” - Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

    “D” - Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” - This indicates that a rating has not been assigned, or is no longer assigned.

    Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

    Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” - Is assigned to unrated obligations.

    The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” - Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” - A “CCC” rating indicates that substantial credit risk is present.

“CC” - A “CC” rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” - Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

    “AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” - Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” - Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” - Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” - Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” - Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” - Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” - A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

    Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

    Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” - A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” - This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” - Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” - Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligation. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities and/or obligations can change. Credit ratings are also based on approved and applicable Methodologies (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although, DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PERRITT FUNDS, INC.

PART C

OTHER INFORMATION
Item 28. Exhibits.

(a)	(i)	Articles of Incorporation are incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 9, 2004.

(ii)
Articles Supplementary are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(iii)
Articles Supplementary are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(b)
Bylaws for Perritt Funds, Inc. are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(c)		See relevant portions of Articles of Incorporation and Bylaws, as amended.

(d)	(i)
Investment Advisory Agreement for the Perritt Ultra MicroCap Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(ii)
Investment Advisory Agreement for the Perritt MicroCap Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(e)	(i)
Distribution Agreement effective as of March 31, 2020 (Novation Agreement)-is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

(f)		Bonus, profit sharing contracts – None.

(g)	(i)
Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(ii)
First Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.

(iii)
Second Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(iv)
Third Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(v)
Fourth Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(vi)
Fifth Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2015.

(h)	(i)
Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(ii)
First Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(iii)
Second Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(iv)
Third Amendment to Fund Administration Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2019.

(v)
Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2010.

(vi)
First Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2012.

(vii)
Second Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(viii)
Third Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(ix)
Fourth Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(x)
Fifth Amendment to Transfer Agent Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2015.

(xi)
Fund Accounting Servicing Agreement dated December 2nd, 2005 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

(xii)
Second Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(xiii)
Third Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2013.

(xiv)
Fourth Amendment to the Fund Accounting Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 28, 2014.

(xv)
Amendment to the Custody Agreement, Fund Accounting Servicing Agreement, Transfer Agent Agreement and the Distribution Agreement dated March 23, 2006 is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

(i)		Opinion and Consent of Counsel – filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – None.

(l)
Stock Subscription Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004.

(m)		Distribution Plan pursuant to Rule 12b‑1 – None.

(n)		Plan pursuant to Rule 18f-3 – None.

(o)		Reserved.

(p)	(i)
Code of Ethics of Perritt Funds, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021..

(ii)
Code of Ethics of Perritt Capital Management, Inc.is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2021.

	(iii)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j - 1(c)(3)

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the By-Law set forth below, which is in full force and effect and has not been modified or cancelled. The general effect of this By-Law may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of such director’s or officer’s liabilities and expenses.

Article VII

GENERAL PROVISIONS

Section 7. Indemnification .

A.    The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.    In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.    The termination of any action, suit or proceeding by judgment, order or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.    Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.    The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.    This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.    “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the information contained under “MANAGEMENT OF THE FUNDS” in the Prospectus and under “DIRECTORS AND OFFICERS” in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act.

Item 32. Principal Underwriter
(a)To the best of Registrant’s knowledge, Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.American Trust Allegiance Fund, Series of Advisors Series Trust
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust

7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.PIA BBB Bond Fund, Series of Advisors Series Trust
16.PIA High Yield Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA MBS Bond Fund, Series of Advisors Series Trust
19.PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.Poplar Forest Partners Fund, Series of Advisors Series Trust
22.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.Pzena International Value Fund, Series of Advisors Series Trust
25.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.Reverb ETF, Series of Advisors Series Trust
28.Scharf Fund, Series of Advisors Series Trust
29.Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.Semper MBS Total Return Fund, Series of Advisors Series Trust
32.Semper Short Duration Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Barrett Opportunity Fund, Inc.
41.Bridges Investment Fund, Inc.
42.Brookfield Investment Funds
43.Buffalo Funds
44.Cushingâ Mutual Funds Trust
45.DoubleLine Funds Trust
46.EA Series Trust (f/k/a Alpha Architect ETF Trust)
47.Ecofin Tax-Advantaged Social Impact Fund, Inc.
48.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
49.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
53.AAM Transformers ETF, Series of ETF Series Solutions
54.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
56.Aptus Defined Risk ETF, Series of ETF Series Solutions

57.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.Blue Horizon BNE ETF, Series of ETF Series Solutions
60.BTD Capital Fund, Series of ETF Series Solutions
61.Carbon Strategy ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
73.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.Loncar China BioPharma ETF, Series of ETF Series Solutions
78.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
82.Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.Opus Small Cap Value ETF, Series of ETF Series Solutions
85.PSYK ETF, Series of ETF Series Solutions
86.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.The Acquirers Fund, Series of ETF Series Solutions
88.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.U.S. Global JETS ETF, Series of ETF Series Solutions
90.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.First American Funds, Inc.
93.FundX Investment Trust
94.The Glenmede Fund, Inc.
95.The Glenmede Portfolios
96.The GoodHaven Funds Trust
97.Greenspring Fund, Incorporated
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust

107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118.Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
119.Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
120.Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
121.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
122.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
123.Kensington Active Advantage Fund, Series of Managed Portfolio Series
124.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
125.Kensington Managed Income Fund, Series of Managed Portfolio Series
126.LK Balanced Fund, Series of Managed Portfolio Series
127.Muhlenkamp Fund, Series of Managed Portfolio Series
128.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
129.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
130.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
131.Port Street Quality Growth Fund, Series of Managed Portfolio Series
132.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
133.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
134.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.Reinhart International PMV Fund, Series of Managed Portfolio Series
136.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
138.Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
139.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
141.V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
142.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
144.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
147.Matrix Advisors Funds Trust
148.Matrix Advisors Value Fund, Inc.
149.Monetta Trust
150.Nicholas Equity Income Fund, Inc.
151.Nicholas Fund, Inc.
152.Nicholas II, Inc.
153.Nicholas Limited Edition, Inc.
154.Permanent Portfolio Family of Funds
155.Perritt Funds, Inc.

156.Procure ETF Trust II
157.Professionally Managed Portfolios
158.Prospector Funds, Inc.
159.Provident Mutual Funds, Inc.
160.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
161.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
162.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
163.Aquarius International Fund, Series of The RBB Fund, Inc.
164.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
165.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
166.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
167.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
168.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
169.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
170.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
172.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
173.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
174.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
175.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
176.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
177.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
178.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
179.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
180.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
181.SGI Global Equity Fund, Series of The RBB Fund, Inc.
182.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
183.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
184.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
185.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
186.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
187.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
189.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
190.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
191.WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
192.The RBB Fund Trust
193.RBC Funds Trust
194.Series Portfolios Trust
195.Thompson IM Funds, Inc.
196.TrimTabs ETF Trust
197.Trust for Advised Portfolios
198.Barrett Growth Fund, Series of Trust for Professional Managers
199.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
200.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
201.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
202.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
203.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
204.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
205.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers

206.Jensen Quality Value Fund, Series of Trust for Professional Managers
207.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
208.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
209.USQ Core Real Estate Fund
210.Wall Street EWM Funds Trust
211.Wisconsin Capital Funds, Inc.

(b)To the best of Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
(c) Not applicable.

Item 33. Location of Accounts and Records

    The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606. (records relating to its function as investment adviser of the Perritt Funds)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian)

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Amendment to the Registration Statement.

Item 35. Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to stockholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on February 28, 2023.

Perritt Funds, Inc.

By: /s/ Michael J. Corbett
Michael J. Corbett
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Corbett	Principal Executive Officer and	February 28, 2023
Michael J. Corbett	Director

/s/ Mark Buh	Principal Financial and	February 28, 2023
Mark Buh	Accounting Officer

/s/ David S. Maglich	Director	February 28, 2023
David S. Maglich

/s/ Dianne C. Click	Director	February 28, 2023
Dianne C. Click

Signature Page